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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                             ______________________

                              AMERIGON INCORPORATED
             (Exact name of registrant as specified in its charter)

                             ______________________

               California                   0-21810             95-4318554
     (State or other jurisdiction of      (Commission        (I.R.S. Employer
     incorporation or organization)      File Number)       Identification No.)

                              5462 Irwindale Avenue
                           Irwindale, California 91706
                                 (626) 815-7400
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ______________________

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Item 9.  Regulation FD Disclosure.

         On August 14, 2002, Oscar B. Marx III, Chairman and Chief Executive Officer, and Sandra L. Grouf, Chief Financial Officer, of Amerigon Incorporated, each signed the written statements required by Section 906 of the Sarbanes-Oxley Act of 2002. The text of the two statements is contained below.

  Certification Filed Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                WRITTEN STATEMENT
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350

               The undersigned, Oscar B. Marx III, the Chief Executive Officer, of Amerigon Incorporated (the "Company"), pursuant to 18 U.S.C. (S)1350, hereby certifies that:

                    (i) the Form 10Q for the quarterly period ended June 30, 2002 of the Company (the "Report) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                    (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002

                                           /s/ Oscar B. Marx III
                                           ------------------------------------
                                           Oscar B. Marx III

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                                WRITTEN STATEMENT
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350

               The undersigned, Sandra L. Grouf, the Chief Financial Officer, of Amerigon Incorporated (the "Company"), pursuant to 18 U.S.C. ss.1350, hereby certifies that:

                    (i) the Form 10Q for the quarterly period ended June 30, 2002 of the Company (the "Report) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                    (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002

                                              /s/ Sandra L. Grouf
                                              ---------------------------------
                                              Sandra L. Grouf

                                       -3-

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERIGON INCORPORATED

                                     By: /s/ Sandra L. Grouf
                                         ---------------------------------------
                                         Sandra L. Grouf
                                         Chief Financial Officer
                                         (Principal Financial Officer and
                                          Principal Accounting Officer)

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